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Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. (S) 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Environmental Elements Corporation 401(K) Retirement Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Rychlak, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and changes in net assets of the Plan.

Date:  June 30, 2003           /s/ Lawrence Rychlak
                               -------------------------------------------------
                               Lawrence Rychlak

                               Senior Vice President and Chief Financial Officer Environmental Elements Corporation